[EXECUTION COPY]


                          REGISTRATION AND SHAREHOLDER
                                RIGHTS AGREEMENT

     This Registration and Shareholder Rights Agreement (this "Agreement") is made as of the 31st day of December, 1998, by Audio Book Club, Inc., a Florida corporation ("Buyer"), The Columbia House Company, a New York general partnership "Seller"), WCI Record Club Inc. ("WCI") and Sony Music Entertainment Inc. ("Sony").

     WHEREAS, Buyer and Seller have entered into an Asset Purchase Agreement, dated as of the 30th day of December, 1998 (the "Asset Purchase Agreement");

     WHEREAS, pursuant to the Asset Purchase Agreement, Buyer is delivering to Seller, or certain of its Affiliates (as defined below), (i) 325,000 of its unregistered shares (the "Closing Shares") of common stock, no par value (the "ABC Common Stock"), and (ii) a warrant to purchase 100,000 shares of ABC Common Stock (the "Warrant Shares," and, together with the Closing Shares, the "Shares"), as set forth in Annex A hereto, in partial satisfaction of the Purchase Price, as defined therein; and

     WHEREAS, it is a condition to the consummation of the transactions contemplated by the Asset Purchase Agreement that Buyer grant to Seller the registration rights and other rights set forth herein with respect to the Shares and that the transfer of the Shares be subject to the understandings and limitations set forth herein.

     Capitalized terms used herein and not defined shall have the meanings assigned to such terms in the Asset Purchase Agreement.

     NOW, THEREFORE, the parties hereto do hereby agree as follows:

     1. Certain Definitions. Unless otherwise defined herein, capitalized terms used herein and in the recitals above shall have the following meanings:

     "Affiliate" means, with respect to any Person, any other Person controlling, controlled by, or under direct or indirect common control with, such Person. For the purposes of this definition "control," when used with respect to any specified Person, shall mean the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through ownership of voting securities or partnership or other ownership interests, by contract or otherwise; and the terms "controlling" and "controlled" shall have the meanings correlative to the foregoing.

     "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in The City of New York are authorized or obligated by law or executive order to close.

     "Commission" means the Securities and Exchange Commission, or any other Federal agency at the time administering the Securities Act.

     "Effectiveness Period" means the period commencing with the date hereof and ending on the date that all Shares have been disposed of by the Stockholders (as defined below).

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

     "Market Price," with respect to any date, means the closing price per share of ABC Common Stock for the trading day immediately preceding such date. The closing price for each such day shall be the last sale price regular way or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, in either case on the principal securities exchange on which the shares of ABC Common Stock are listedolding a majority of the Shares (the "Majority Stockholders"), or, if such agreement cannot be reached, the Board of Directors of Buyer, together with the Majority Stockholders shall select an Independent Financial Expert who shall determine the fair market value of such shares. In the event that Buyer and the Majority Stockholders are unable to agree on the Independent Financial Expert within fifteen (15) days after the request by the Majority Stockholders, each of Buyer and the Majority Stockholders shall select an Independent Financial Expert and these two shall select a third Independent Financial Expert, and the determination of fair market value by such third Independent Financial Expert shall be final and binding. The fees and expenses of any of the Independent Financial Experts retained pursuant to this section shall be paid by Buyer on the first occasion on which such Independent Financial Experts are retained and then, thereafter, the fees and expenses of any of the Independent Financial Experts shall be split equally among Buyer and the Stockholders.

     "Permitted Transfer" means a transfer of Registrable Shares by Seller, WCI or Sony to any Affiliate agreeing to become a party hereto and to be bound by the terms hereof.

     "Registration Expenses" means the expenses described in subsection 7.4.

     "Registrable Shares" means (i) any Shares held by Seller, WCI or Sony or an Affiliate thereof from time to time as to which registration pursuant to the Securities Act is required for public sale without limitation on volume or otherwise, (ii) any other equity securities of Buyer issued in respect of any of the Shares (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events) and (iii) any and all equity securities of Buyer or any successor into which such shares may be converted; provided, however, that shares of ABC Common Stock that are Registrable Shares shall cease to be Registrable Shares (w) when a Registration Statement filed pursuant to the Securities Act covering such shares of ABC Common Stock has been declared effective and they have been disposed of pursuant to such effective Registration Statement, (x) upon any sale pursuant to Section 4(l) of the Securities Act or Rule 144 or Rule 144A under the Securities Act, (y) at such time as they are eligible for sale pursuant to Rule 144 under the Securities Act without limitation as to the amount of securities to be sold or (z) when such shares are available for sale in the opinion of counsel to Buyer reasonably satisfactory to Seller, WCI and/or Sony in a single transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are or may be removed upon the consummation of such sale.

     "Registration Statement" means a registration statement filed pursuant to the Securities Act (as defined herein) by the Buyer with the Commission for a public offering and sale of securities of Buyer (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

     "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

     "Stockholders" means Seller, WCI or Sony, or any Affiliate thereof, and any persons or entities to whom the rights granted hereunder are transferred pursuant to a Permitted Transfer or otherwise in accordance with the terms of this Agreement, provided that, in the case of a transfer (other than a Permitted Transfer), the transferee acquires no less than 50% of the total number of Shares.

     2. Restrictions on Transfer.

     2.1. Sale or Transfer of Shares; Legend.

     (a) The Registrable Shares shall not be sold or transferred other than (i) pursuant to a Permitted Transfer, (ii) in accordance with the procedure set forth in Section 3 hereof, provided that, in the case of a transfer other than to Buyer, Buyer first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to Buyer, to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act; provided that (a) if requested by a Stockholder, Buyer shall use its reasonable best efforts to cause (at Stockholders' expense) its counsel to furnish such opinion and (b) in case of a registered public offering, no such opinion shall be required, or (iii) as provided in Section 6 hereof.

     (b) Each certificate representing the Registrable Shares shall bear a legend consistent with the provisions of paragraph (a) of this Section 2.1.

     2.2. Rights. The registration and other rights granted herein to Seller, WCI or Sony are not transferable and may not be assigned by Seller, WCI or Sony, except that Seller, WCI or Sony may assign the rights granted herein upon any Permitted Transfer so long as, in any such case, the transferee agrees to be bound by the terms of this Agreement.

     3. First Offer Right.

     3.1. Prior to making any transfer, sale or other disposition of any Shares (other than pursuant to: (i) a public offering; (ii) a Permitted Transfer; or (iii) Rule 144 under the Securities Act), the Stockholder shall deliver a written notice of the proposed disposition ("Offer Notice") to Buyer, which shall state (i) the number of Shares proposed to be transferred, (ii) the proposed purchase price and (iii) all other material terms and conditions of such transfer. During the period commencing on the date that the Buyer receives the Offer Notice and expiring at the end of business on the tenth (10th) Business Day following such date (the "Election Period"), Buyer may elect to purchase all, but not less than all, of the Shares subject to the Offer Notice (the "Offered Shares") for cash at the purchase price set forth in the Offer Notice (the "Offer Price"), by delivering written notice of exercise to the Stockholder (the "Buyer Notice") and Seller, WCI or Sony, as appropriate, shall sell to Buyer the Offered Shares at such price if Buyer elects to exercise its rights under this Section 3.1.

     3.2. The closing of the Buyer's rights to purchase the Offered Shares shall be held at the New Jersey offices of Buyer, or if no such offices exists, at some other location mutually agreed upon by the Buyer and the holders of a majority of the Offered Shares, at 11:00 a.m., local time, no later than the fifth (5th) Business Day after delivering the Buyer Notice to Stockholder (the "Offered Shares Closing"). At the Offered Shares Closing, the Stockholder shall deliver certificates representing the Shares, duly endorsed for transfer and accompanied by all requisite transfer taxes, if any, and such Shares shall be free and clear of any liens and the Stockholder shall so represent and warrant on behalf of itself, and further represent and warrant that each of the Stockholders is the sole beneficial and record owner of the Shares owned by it. At the Offered Shares Closing, Buyer shall deliver to each

Stockholder, by wire transfer in immediately available funds, payment for all of the Offered Shares or shall make other arrangements for payment satisfactory to the Stockholder. At the Offered Shares Closing, all of the parties to the transaction shall execute such additional documents as are otherwise necessary or appropriate.

     3.3. If Buyer does not elect to purchase the Offered Shares during the Election Period, the Stockholder may, within ninety (90) days after the date of the Offer Notice, transfer such Offered Shares in accordance with the Offer Notice, subject to the other restrictions on transfer set forth herein. If Stockholder does not complete the disposition within such period, the Offered Shares again become subject to the provisions of Section 3.1.

     4. Shelf Registration Rights.

     4.1. Shelf Registrations.

     (a) Buyer shall prepare and file with the Commission, as soon as practicable but in any event no later than forty-five (45) days following the date hereof (the "Filing Date"), a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 of the Securities Act (or any successor rule or similar provision then in effect) (a "Shelf Registration") registering the resale from time to time by the Stockholders thereof of all of the Registrable Shares (the "Initial Shelf Registration"). The Initial Shelf Registration shall be on Form S-3 or another appropriate form permitting registration of such Registrable Shares for resale by the Stockholders. Buyer shall use its best efforts to cause the Initial Shelf Registration to be declared effective under the Securities Act as soon as practicable (and shall promptly notify in writing the Stockholders once the Initial Shelf Registration has been declared effective) and to keep the Initial Shelf Registration continuously effective under the Securities Act until the earlier of the: (i) expiration of the Effectiveness Period; (ii) second anniversary (plus any Blackout Period, as defined below) from the date the Initial Shelf Registration covering all of the Registrable Shares has been declared effective under the Securities Act; (iii) date all of the Registrable Shares part of the Initial Shelf Registration are sold; or (iv) date a Subsequent Shelf Registration (as defined below) covering all of the Registrable Shares has been declared effective under the Securities Act. Any holder of Registrable Shares shall be permitted to withdraw all or any part of the Registrable Shares from a Shelf Registration Statement at any time prior to the effective date of such Shelf Registration Statement.

     (b) A registration under this section will not be deemed to have been effected as a Shelf Registration Statement unless the Shelf Registration Statement with respect thereto has been declared effective by the Commission and Buyer has complied in all material respects with this Agreement with respect thereto; provided, however, that if the Initial Shelf Registration (or any Subsequent Shelf Registration) is interfered with by any stop order, injunction or other order or requirement of the Commission or any other governmental agency or court, Buyer shall use its best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof (including, without limitation, amend the Shelf Registration in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof), and such Initial Shelf Registration (or any Subsequent Shelf Registration) will be deemed not to have been effective during the period of such interference until the offering of Registrable Shares pursuant to such Shelf Registration Statement (or Subsequent Shelf Registration Statement) may legally resume (the "Blackout Period").

     (c)  Notwithstanding  the  foregoing  paragraph,  if  prior  to the  second anniversary (plus any Blackout Period) from the date the Initial Shelf Registration covering all of the Registrable Shares has been declared effective under the Securities Act Buyer has failed to obtain the withdrawal of the order suspending the effectiveness within 60 days of such cessation of effectiveness, Buyer shall file an additional Shelf Registration covering all of the Registrable Shares (a "Subsequent Shelf Registration"). If a Subsequent Shelf Registration is filed, Buyer shall use its best efforts to cause the Subsequent Shelf Registration to be declared effective as soon as practicable after such filing and to keep such Registration Statement continuously effective until the earlier of the: (i) expiration of the Effectiveness Period; (ii) second anniversary from the date the Initial Shelf Registration covering all of the Registrable Shares has been declared effective under the Securities Act (plus any Blackout Period); (iii) date all of the Registrable Shares part of the Subsequent Shelf Registration are sold; or (iv) date another Subsequent Shelf Registration covering all of the Registrable Shares has been declared effective under the Securities Act. If the registration required under this Section 4 is deemed not to have been effected then Buyer shall continue to be obligated to effect a registration statement pursuant to this Section 4.

     (d) Buyer shall supplement and amend any Shelf Registration Statement filed pursuant to this section if: (i) required by the rules, regulations or instructions applicable to the registration form used by Buyer for such Shelf Registration; (ii) required by the Securities Act; or (iii) reasonably requested by the holders of a majority of the Registrable Shares included in the Shelf Registration Statement concerned.

     (e) As far in advance as practical (but not later than five (5) days) before filing a Shelf Registration Statement covering any of the Registrable Shares or any supplement or amendment thereto, Buyer will furnish to the Stockholders (and their counsel) copies of reasonably complete drafts of all such documents proposed to be filed (including exhibits), and any Stockholder shall have the reasonable opportunity to object to any information pertaining solely to such holder that is contained therein and Buyer will make the corrections reasonably requested by such holder with respect to such information prior to filing any such Shelf Registration Statement or amendment thereto; provided that if Buyer receives no response on the third day after furnishing Stockholders (and their counsel) copies of reasonably complete drafts of all such documents proposed to be filed (including exhibits), Stockholders (and their counsel) will be deemed to have no comments on the documents concerned.

     (f) Each holder of Registrable Shares wishing to sell Registrable Shares pursuant to a Shelf Registration and related Prospectus agrees to deliver and execute such questionnaires and otherwise provide such information, reasonably requested by Buyer in writing (at least ten (10) days prior to the Shelf Registration Statement concerned being filed) to prepare, file and gain effectiveness of the Shelf Registration, at least five (5) days prior to the Shelf Registration Statement concerned being filed.

     (g) In connection with this Section 4, neither of the Major Stockholders (as defined below), individually or in the aggregate, shall sell any shares of ABC Common Stock on any national securities exchange in excess of the number of shares permitted to be sold by a single holder of restricted stock of Buyer pursuant to Rule 144(e)(1) of the Securities Act until the Stockholders are able to dispose of the Registrable Shares included in the Initial Shelf Registration (i.e., the Initial Shelf Registration has been declared effective under the Securities Act and the Stockholders have been notified in writing of such effectiveness and have been provided with the number of copies of prospectuses and prospectus supplements that the Stockholders have reasonably requested related to such Shelf Registration).

     (h) In connection with this Section 4, Buyer shall not sell any shares of ABC Common Stock on any national securities exchange until the Stockholders are able to dispose of the Registrable Shares included in the Initial Shelf Registration (i.e., the Initial Shelf Registration has been declared effective under the Securities Act and the Stockholders have been notified in writing of such effectiveness and have been provided with the number of copies of prospectuses and prospectus supplements that the Stockholders have reasonably requested); provided, however, if a registration statement filed by Buyer has been declared effective under the Securities Act (the "Buyer Registration Statement") prior to the date (i) the Initial Shelf Registration has been declared effective under the Securities Act and (ii) the Stockholders have been notified in writing of such effectiveness and have been provided with the number of copies of prospectuses and prospectus supplements that the Stockholders have reasonably requested related to such Shelf Registration, Buyer agrees to repurchase from the Stockholders an aggregate of 32,500 of the Closing Shares, at a purchase price equal to the price the shares of ABC Common Stock are sold to the public on the closing date of any such transaction from the proceeds of the sale of ABC Common Stock by Buyer pursuant to the Buyer Registration Statement. Buyer shall not file a registration statement prior to the filing of the Initial Shelf Registration other than a registration statement on Form S-8.

     5. Put Rights of the Parties.

     (a) For a fifteen (15) Business Day period beginning on the six year anniversary of the Closing Date (the "Put Exercise Period"), Buyer agrees to repurchase from any one or more of the Stockholders an aggregate of 325,000 of the Closing Shares (less the number Closing Shares which are repurchased by Buyer pursuant to Section 4(h) herein, if any), at a purchase price of $15 per share (the "Stockholder Put Right"), provided that any Stockholder exercising such right delivers written notice (the "Put Notice") anytime within the Put Exercise Period to Buyer stating that such Stockholder is exercising the Stockholder Put Right.

     (b) The put rights set forth in Section 5(a) above with respect to the 325,000 Closing Shares shall lapse and become null and void upon the following conditions. If, for any period of ten (10) consecutive trading days (not including days during which the "lock-up" referred to in Section 7.8 is in effect) (the "Measurement Period"), at any time as long as either (i) a Registration Statement (including a Shelf Registration) that would allow the sale of the Closing Shares by the Stockholders has been filed and remains effective during the Measurement Period or (ii) Buyer has offered in writing to register the sale of the Closing Shares by the Stockholders pursuant to Section
7.2 hereof, such offer has been declined in writing by the Stockholders and the Registration Statement with respect to such offer has been filed and remains effective during the Measurement Period, the ABC Common Stock is trading on the principal securities exchange on which it is listed or admitted for trading at a Market Price at or above $15 per share, then the Stockholder Put Right shall lapse, and the number of Closing Shares with respect to which each Stockholder may exercise the Stockholder Put Right shall be reduced pro rata, with respect to that aggregate number of Closing Shares set forth in the right hand column below, opposite the highest level of average daily trading volume (the "Threshold") exceeded during the Measurement Period, set forth in the left hand column below, but only to the extent that the actual daily trading volume on at least three (3) trading days during the Measurement Period equals or exceeds the Threshold. Notwithstanding the foregoing, if the number of Shares covered (or offered to be covered) by any Registration Statement referred to above is less than the number of Closing Shares, then the Stockholder Put Right shall lapse with respect to no more than such lesser number of Closing Shares.

     (c) In addition, to the extent any Closing Shares remain subject to the Stockholder Put Right subsequent to any lapsing as determined above, then for each day during the ten (10) consecutive trading days following the Measurement Period (not including any days during which the "lock-up" is in effect or a Registration Statement covering the Closing Shares is not effective) that the ABC Common Stock is trading on the principal securities exchange on which it is listed or admitted for trading at a Market Price at or above $15 per share and the actual daily trading volume for ABC Common Stock exceeds any Threshold set forth in the left hand column below, then the Stockholder Put Right shall lapse, and the number of

Closing Shares with respect to which the Stockholders may exercise the Stockholder Put Right shall be further reduced, by an additional number of Closing Shares equal to seven and one half percent (7 1/2%) of the number of Closing Shares set forth in the right hand column opposite such Threshold. Notwithstanding the foregoing, if the number of Shares covered (or offered to be covered) by any Registration Statement referred to in clause (d) above is less than the Threshold, then the Stockholder Put Right shall lapse with respect to no more than such lesser number of Closing Shares.

================================================================================
Average Daily Trading Volume                              Number of Puts Lapsing
--------------------------------------------------------------------------------
           40,000                                                  47,500
--------------------------------------------------------------------------------
           65,000                                                  95,000
--------------------------------------------------------------------------------
           90,000                                                 142,500
--------------------------------------------------------------------------------
          120,000                                                 190,000
--------------------------------------------------------------------------------
          150,000                                                 237,500
--------------------------------------------------------------------------------
          175,000                                                 285,000
--------------------------------------------------------------------------------
          200,000                                                 325,000
================================================================================

     (d) The closing of the Stockholder Put Right exercised by the Stockholders pursuant to this Section 5 shall be held at the New Jersey offices of Buyer, or if no such offices exists, at some other location mutually agreed upon by the Buyer and a majority of the Stockholders holding a majority of shares as to which the Put Right has been exercised, at 11:00 a.m., local time, no later than ten (10) Business Days after delivery by the Stockholders of the relevant Put Notice to Buyer (the "Closing"). At the Closing, each Stockholder exercising a Stockholder Put Right shall deliver certificates representing the Closing Shares covered by the relevant Put Notice, duly endorsed for transfer and accompanied by all requisite transfer taxes, if any, and such Closing Shares shall be free and clear of any liens and each Stockholder shall so represent and warrant on behalf of itself, and further represent and warrant that each of the Stockholders is the sole beneficial and record owner of the Closing Shares owned by it. At the Closing, all of the parties to the transaction shall execute such additional documents as are otherwise necessary or appropriate.

     (e) At the Closing, Buyer shall deliver to each Stockholder exercising a Stockholder Put Right, by wire transfer in immediately available funds, payment for all of the Closing Shares covered by such Stockholder's Put Notice or shall make other arrangements for payment satisfactory to such Stockholder. Any failure by Buyer to make any payment in respect of the Stockholder Put Right when due shall be a breach of this Agreement and, without limitation of other rights or remedies available to the Stockholders at law or in equity, to the extent Buyer was prohibited from making such payment pursuant to FLA. STAT. ANN. ch. 607.06401

(or any successor rule or similar provision then in effect), subject to Sections 5(f) and (g) below, Buyer shall make such payment(s) on the first date(s) that it is lawfully permitted to do so, together with interest thereon at the rate of 10% per annum, compounded quarterly.

     (f) Buyer represents and warrants that it has not entered into any agreement or arrangement pursuant to which Buyer is restricted in its ability to make any payment in respect of the Stockholder Put Right other than as set forth in the: (i) Credit Agreement dated as of December 31, 1998 among Buyer, the banks, financial institutions and other institutional lenders named therein (as initial lenders) and Fleet National Bank, as Initial Issuing Bank, Swing Line Bank and Administrative Agent (the "Credit Agreement"); and (ii) $15.0 million principal amount 9.0% Convertible Senior Subordinated Promissory Note of Buyer due December 31, 2004 (the "Convertible Note").

     (g) Buyer covenants and agrees that, at all times between the date hereof (the "Execution Date") until the earlier of the (i) expiration of the Put Exercise Period; (ii) the lapsing of all of the Stockholders Put Rights; or
(iii) when the Stockholders have disposed of all of the Registrable Shares, it shall not enter into any agreement or arrangement pursuant to which Buyer will be restricted in its ability to make any payment in respect of the Stockholder Put Right other than as set forth in (i) the Credit Agreement, (ii) any extension, refinancing or replacement of, or amendment or modification to, the Credit Agreement, (iii) the Convertible Note, (iv) any indebtedness incurred to repay the Convertible Note or (v) indebtedness, incurred in connection with future acquisitions, provided, that in the case of clause (v) above, such indebtedness shall only restrict Buyer's ability to make payments in respect of the Stockholder Put Right if Buyer is in default of such indebtedness immediately prior to such payment or if such payment would cause a default under such indebtedness.

     (h) The Put Notice shall be delivered to Buyer in  accordance  with Section
7.6 herein.

     6. Additional Rights of the Parties.

     (a) (A) If, at any time prior to the earlier of the (i) expiration of the Put Exercise Period; (ii) the lapsing of all of the Stockholders Put Rights; or
(iii) expiration of the Effectiveness Period, either Norton Herrick or N. Herrick Irrevocable ABC Trust (the "Major Stockholders"), acting individually or in concert ("Selling Major Stockholders"), shall desire to sell or otherwise transfer in a bona fide private sale 50% or more of the ABC Common Stock legally and/or beneficially owned by the Major Stockholders (provided that the transfer of the Convertible Note and the warrants issued pursuant to the Warrant Agreement dated as of December 31, 1998 between Buyer and Norton Herrick to an unrelated third party bona fide purchaser of the Convertible Note or the refinancing or replacement thereof shall be excluded from the provision of this Section 6 in all respects), then the Selling Major Stockholders shall refrain from effecting such transaction unless, prior to the consummation thereof, the Stockholders shall have been afforded the opportunity to join in such sale on a pro rata basis, as hereinafter provided in Section 6(a)(B).

     (B) Prior to consummation of any bona fide private sale of shares of ABC Common Stock described in this Section 6(a)(B), the Selling Major Stockholders shall deliver a written notice (the "Sale Notice") to each of the Stockholders, specifying in reasonable detail the number of shares proposed to be transferred, the identity of the potential transferee(s) and the terms and conditions of the transfer; provided, however, that this Section shall not apply to (i) any transfer by any Major Stockholder of any shares to any of the employees of the Buyer or any of its subsidiaries, other than in connection with any extraordinary transaction (e.g., a management buy-out of Buyer), (ii) any transfer of securities made by any Major Stockholder to members of his immediate family, (iii) any transfer by any Major Stockholder to any other Major
Stockholder, or to any of their affiliates, (iv) any transfer by any Major Stockholder pursuant to a pledge agreement with a bank or other financial institution or (v) any transfer made by any Major Stockholder upon his death to his estate. The Stockholders may elect to participate in the proposed transfer by delivering written notice to the Selling Major Stockholder(s) within five (5) days after receipt of the Sale Notice. If any Stockholder elects to participate in such transfer pursuant to the terms hereof, such Stockholder shall be entitled to sell in the proposed transfer, at the same price and on the same terms, a number of Closing Shares equal to the product of (x) a fraction, the numerator of which is the number of Closing Shares owned by such Stockholder and the denominator of which is the total number of shares of ABC Common Stock beneficially owned by the Selling Major Stockholder(s) on a fully diluted basis and all of the other Stockholders electing to participate in the transfer multiplied by, (y) the total number of shares of Common Stock to be transferred by the Selling Major Stockholder(s) in the proposed transfer.

     (b) If Buyer effects, or is a party to, any consolidation, merger or sale, transfer or other disposition of all or substantially all of the property, assets or business of Buyer at any time between the Closing Date and the earlier of the (i) expiration of the Put Exercise Period; (ii) the lapsing of all of the Stockholders Put Rights; or (iii) expiration of the Effectiveness Period (collectively, a "Merger Event") (other than any Merger Event: (A) involving only Buyer and one or more of its Affiliates so long as the Stockholders get:
(1) consideration of the same type and amount per share as the controlling shareholders of Buyer, including, without limitation, the Major Stockholders; and (2) rights are not adversely affected by any such event; or (B) effected with the consent of Fleet National Bank, as administrative agent, following an Event of Default and foreclosure by Fleet National Bank, under the Credit Agreement), the Stockholders shall have the right to receive the greater of the
(i) consideration per share received by the stockholders of Buyer or (ii) $15.00 per share. As promptly as possible, but, in any event, at least five (5) Business

Days after the occurrence of a Merger Event, Buyer shall deliver to each Stockholder written notice of such event in accordance with Section 7.6 herein.

     (c) From the date hereof until the earlier of the (i) expiration of the Put Exercise Period; (ii) the lapsing of all of the Stockholders Put Rights; or
(iii) expiration of the Effectiveness Period, Buyer shall not repurchase, in one or more private transaction(s), shares of ABC Common Stock outstanding on the Execution Date, except that Buyer may repurchase (i) up to 200,000 shares of ABC Common Stock and (ii) those shares of ABC Common Stock that Buyer has committed to repurchase prior to the date hereof, as set forth on Schedule 4.7 to the Asset Purchase Agreement.

     (d) From the Execution Date until the earlier of the (i) expiration of the Put Exercise Period; (ii) the lapsing of all of the Stockholders Put Rights; or
(iii) expiration of the Effectiveness Period, neither the Major Stockholders nor Buyer shall purchase any shares of ABC Common Stock on any national securities exchange, unless such Major Stockholder(s) or Buyer, as the case may be, shall first offer to repurchase an equal number of Shares from the Stockholders at the Market Price on such offer date.

     7. Registration Rights.

     7.1. Required Registrations.

     (a) In the event that the Initial Shelf Registration has not been declared effective by the 180th day after the date hereof or has ceased to be effective for a period of 20 consecutive days, or any time after the second anniversary (plus any Blackout Period) of the effectiveness of the Initial Shelf Registration (or any Subsequent Shelf Registration), the Stockholder(s) holding in the aggregate at least the greater of (i) 51% of the then Registrable Shares or (ii) 100,000 Registrable Shares shall have the right to make a written request that Buyer effect the registration of the number of Registrable Shares that such Stockholder(s) (the "Requesting Party"); provided, however, that, only one (1) request for registration may be made under this subsection 7.1(a). The Buyer will thereupon file a Registration Statement with respect to, and use its best efforts to cause to be declared effective, at the earliest possible date, the registration under the Securities Act, including, without limitation, by means of a Shelf Registration if so requested in such request (but only if Buyer is then eligible to use such a Shelf Registration), of the Registrable Shares which Buyer has been so requested to register by the Requesting Party.

     (b) A registration requested pursuant to this Section 7.1 shall not be deemed to have been effected (i) unless a Registration Statement with respect thereto has become effective and remained effective in compliance with the provisions of the Securities Act with respect to the disposition of all Registrable Shares covered by such Registration Statement until the date twelve

(12) months from the effective date of such Registration Statement; or (ii) if after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court, prior to the end of the twelve (12) month period specified in clause (i) above, for any reason not attributable solely to the Requesting Party and has not thereafter become effective.

     (c) In the event such registration is underwritten (which underwriting Buyer shall have no obligation to provide except as set forth in Section 7.1(d) below), the right of other Stockholders to participate shall be conditioned on such Stockholders' participation in such underwriting. If the managing underwriter, if any, of any underwritten offering shall advise Buyer (and Buyer shall so advise each Stockholder of such advice in writing) that, in its opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, then Buyer will include in such registration, to the extent of the number of Registrable Shares which Buyer is so advised can be sold in (or during the time of) such offering at a price acceptable to each Stockholder, the number of Registrable Shares requested by each Stockholder to be included in such registration that, in the opinion of such managing underwriter, can be sold, such amount to be allocated among all such holders of Registrable Shares pro rata on the basis of the respective number of Registrable Shares each such holder has requested to be included in such registration, provided that if the number of Registrable Shares that such managing underwriter advises can be sold in such offering is less than all the Registrable Shares that the Requesting Party requested be included, such Requesting Party may withdraw its written request made pursuant to Section 7.1(a) and such written request will not be considered a request for registration for the purposes of Section 7.1(a).

     (d) If Buyer grants any other person or entity the right to require Buyer to effect a registration statement registering the distribution by such persons or entities of securities of Buyer by means of an underwriting, or has granted any other person or entity such rights, Buyer must promptly advise Seller in writing. Any time after receipt of such notice, the Requesting Party initiating the registration pursuant to this Section 7.1 (in accordance with Section 7.1(a) above) may require Buyer to effect a registration statement registering the distribution of the Registrable Shares by means of an underwriting (an "Underwritten Demand") by delivering to Buyer written notice (the "Underwritten Demand Notice"). Upon receipt of any such Underwritten Demand Notice, Buyer shall promptly give written notice of such proposed registration to all Stockholders. Such Stockholders shall have the right, by giving written notice to Buyer within ten (10) Business Days after the Buyer provides its notice, to elect to have included in such registration such of their Registrable Shares as such Stockholders may request in such notice of election and Buyer shall, as expeditiously as possible, use its best efforts to effect the registration of such Registrable Shares. In connection with any underwritten offering, Buyer shall have the right to select the managing underwriter with respect to the offering;

provided that such managing underwriter shall be a nationally recognized firm reasonably acceptable to both Buyer and the holders of a majority of the Registrable Shares requested to be sold in such underwritten offering.

     (e) If at the time of any request to register Registrable Shares pursuant to Sections 7.1(a) or (d) hereof, Buyer is engaged or has fixed plans to engage within seventy-five (75) days of the time of the request in a registered public offering as to which the Stockholders may include Registrable Shares pursuant to
Section 7.2 hereof, or is engaged in any other material activity that, in the good faith determination of Buyer's Board of Directors, would be adversely affected by the requested registration to the detriment of Buyer, then Buyer shall give written notice (the "Delay Notice") of such determination to each Requesting Party. Such delay or discontinuance shall be for the period Buyer determines on the basis provided above in good faith is necessary or desirable, but in no event greater than 150 days from delivery by Buyer of the Delay Notice, provided that Buyer shall have the right to only one Delay Notice each year and no more than 180 days of delay or discontinuance in any two year period. Buyer shall notify in writing the Requesting Party of the expiration of the period of delay or discontinuance. Following such delay or discontinuance, Buyer shall promptly cause the Registrable Shares to be registered unless, within twenty (20) Business Days of receipt of notice from Buyer, the Requesting Party withdraws its written request made pursuant to Section 7.1(a), in which case, such written request will not be considered a request for registration for the purposes of Section 7.1(a).

     7.2. Incidental Registration.

     (a) At any time following the Closing Date, when Buyer proposes to file a Registration Statement (other than pursuant to Section 7.1 hereof), it will give written notice to all Stockholders and, upon the written request of a Stockholder or Stockholders given within ten (10) Business Days after Buyer provides such notice (which request shall specify the Registrable Shares intended to be disposed of by such holder), Buyer shall, subject to subsections 7.2(b) and 7.2(c) hereof, use its best efforts to cause all Registrable Shares that Buyer has been requested by such Stockholder or Stockholders to register to be registered under the Securities Act; provided, however, if, at any time after giving such written notice of its intention to register any securities and prior to the effective date of the Registration Statement filed in connection with such registration, Buyer shall determine for any reason not to register such securities, Buyer may, at its election, give written notice of such determination to each holder of Registrable Shares who shall have made a request for registration as hereinabove provided and thereupon Buyer shall be relieved of its obligation to register any Registrable Shares in connection with this
Section 7.2 (but not from its obligation to pay any expenses in connection therewith).

     (b) In connection with any offering under this Section 7.2 hereof involving an underwriting, Buyer shall not be required to include any Registrable Shares in such offering unless the holders thereof accept the terms of the underwriting as agreed upon between Buyer and the underwriters selected by it and execute an underwriting agreement reflecting such terms (provided that such terms must be consistent with this Agreement).

     (c) If a registration pursuant to this Section 7.2 involves an underwritten offering and the managing underwriter advises the issuer that, in its opinion, the number of securities proposed to be included in such registration should be limited due to market conditions, then, after having included in such registration any shares being registered in satisfaction of "demand" registration rights of any person, Buyer shall include in such registration, to the extent of the number of Registrable Shares which Buyer is so advised by the managing underwriter in its professional judgment can be sold without materially adversely impacting the terms of the underwriting in (or during the time of) such offering at a price acceptable to each Stockholder, the number of Registrable Shares requested by each Stockholder to be included in such registration that, in the opinion of such managing underwriter, can be sold, such amount to be allocated among all such holders of Registrable Shares pro rata on the basis of the respective number of Registrable Shares each such holder has requested to be included in such registration. If any third party notifies Buyer of its intent to exercise a "demand" registration right which would have the effect of reducing the number of Registrable Shares to be registered pursuant to the preceding sentence, then, promptly upon receipt of such notice, Buyer shall notify the Stockholders requesting registration of such demand and, if all of the other conditions set forth in Section 7.1 are met, such Stockholders may thereupon elect to exercise their "demand" registration rights pursuant to Section 7.1 hereof in lieu of their "piggyback" registration rights pursuant to this Section 7.2. No third party shall be granted any registration rights superior to the rights granted under this Agreement.

     7.3. Registration Procedures. If and whenever Buyer is required by the provisions of this Agreement to use its efforts to effect the registration of any of the Registrable Shares under the Securities Act (including, without limitation, pursuant to Section 4 herein), Buyer shall, except as otherwise specifically set forth in Section 4 herein:

     (a) prepare and, in case of any registration  effected  pursuant to Section
7.1 hereof, subject to Section 7.1(e) hereof, within ninety (90) calendar days after which the request for registration may be given to Buyer, file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause such Registration Statement to become and remain effective (the "Registration Statement"); provided that as far in advance as practical before filing such Registration Statement or any amendment thereto, Buyer will furnish to the Stockholders that (whether pursuant to Sections 4, 7.1 or 7.2) have Registrable Shares included in such registration ("Requesting Stockholders") copies of reasonably complete drafts of all such documents proposed to be filed (including exhibits), and any Requesting Stockholder shall have the reasonable opportunity (but not less than five (5) Business Days) to object to any information pertaining solely to such holder that is contained therein and Buyer will make the corrections reasonably requested by such holder with respect to such information prior to filing any such Registration Statement or amendment;

     (b) as expeditiously as possible prepare and file with the Commission any amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective, in the case of a firm commitment underwritten public offering, until each underwriter has completed the distribution of all securities purchased by it and, in the case of any other offering, until the earlier of the sale of all Registrable Shares covered thereby or twelve (12) months after the effective date thereof;

     (c) as expeditiously as possible furnish to each Requesting Stockholder such numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the Requesting Stockholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the Requesting Stockholders;

     (d) as expeditiously as possible use its commercially reasonable efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the Requesting Stockholders shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the Requesting Stockholders to consummate the public sale or other disposition in such states of the Registrable Shares owned by the Requesting Stockholders; provided, however, that Buyer shall not be required in connection with this paragraph (d) to qualify as a foreign corporation or execute or file a general consent to service of process in any jurisdiction;

     (e) otherwise use its best efforts to cause Registrable Shares covered by such Registration Statement to be registered with, or approved by, such other governmental agencies or authorities as may be necessary to enable the Requesting Stockholders to consummate the disposition of such Registrable Shares, so long as the requirement of such approval relates to the business of Buyer;

     (f) notify each seller of such Shares, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Shares, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

     (g) during normal business hours and on reasonable advance notice and, make available for inspection by any seller of Shares (who executes a confidentiality agreement substantially to the effect set forth in Annex B hereto), any underwriter participating in any disposition pursuant to such registration statement (who executes a confidentiality agreement substantially to the effect set forth in Annex B hereto) and any attorney, accountant or other agent retained by any such seller or underwriter (each a "Person"), such financial and other records, documents and properties of Buyer, and cause Buyer's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement (provided that any Person who receives such financial and other records, documents and properties of Buyer agrees to use reasonable precautions to keep confidential all non-public information identified by Buyer as being confidential at the time the same is delivered to such Person pursuant to this section);

     (h) permit any holder of Shares which holder, in its reasonable judgment, might be deemed to be an underwriter or a controlling person of Buyer, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to Buyer in writing, which in the reasonable judgment of such holder and its counsel should be included;

     (i) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, Buyer shall use its reasonable best efforts promptly to obtain the withdrawal of such order;

     (j) provide a transfer agent and registrar for all such Registrable Shares not later than the effective date of such registration statement;

     (k) comply in all material respects with all applicable rules and regulations of the Commission in connection with the Registration Statement;

     (l) in the case of any underwritten offering, promptly enter into a customary Underwriting Agreement reasonably acceptable to the Underwriter, including, if applicable, the terms set forth in Section 7.1(d) hereof; and

     (m) promptly notify the General Counsel and Chief Financial Officer of Seller at the addresses set forth in Section 7.6 hereof (which notification will be deemed to be notice to all Stockholders), and the underwriter or underwriters, if any:

     (A) when such Registration Statement or any prospectus used in connection therewith, or any amendment or supplement thereto, (i) has been filed and (ii) has become effective;

     (B) of any written comments from the Commission with respect to any filing referred to in clause (A), to the extent that such written comments are substantive, and of any written request by the Commission for amendments or supplements to such Registration Statement or prospectus;

     (C) of the written notification to Buyer by the Commission of its initiation of any proceeding with respect to the issuance by the Commission of, or of the issuance by the Commission of, any stop order suspending the effectiveness of such Registration Statement; and

     (D) of the receipt by Buyer of any notification with respect to the suspension of the qualification of any Registrable Shares for sale under the applicable securities or blue sky laws of any jurisdiction.

     If Buyer has delivered preliminary or final prospectuses to the Requesting Stockholders and after having done so, the prospectus is amended to comply with the provisions of the Securities Act or is amended or supplemented pursuant to
Section 7.3(b), Buyer shall promptly notify the Requesting Stockholders, the Requesting Stockholders shall immediately cease making offers of Registrable Shares and, if requested, return all prospectuses to Buyer. Buyer shall promptly provide the Requesting Stockholders with revised prospectuses, to the extent required by Section 7.3(b), and, following receipt of the revised prospectuses, the Requesting Stockholders shall be free to resume making offers of the Registrable Shares.

     7.4. Allocation of Expenses. Buyer will pay all Registration Expenses of all registrations under this Agreement; provided, however, that if a registration under Section 7.1 hereof is withdrawn at the request of the
Requesting Stockholders (other than as a result of materially adverse information concerning the business or financial condition of Buyer that is made known to the Stockholders after the date on which such registration was requested) and if the Requesting Stockholders elect not to have such registration counted as a registration requested under Section 7.1 hereof, the Requesting Stockholders shall pay the Registration Expenses of such registration pro rata in accordance with the number of their Registrable Shares included in such registration. For purposes of this Section 7.4, the term "Registration Expenses" shall mean all expenses incurred by Buyer in complying with Section 6 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and expenses of counsel for Buyer, reasonable state Blue Sky fees and expenses, and the expense of any special audit incident to or required by any such registration, and the fees and disbursements of Buyer's independent public accountants, including the expenses of any "cold comfort" letters required by or incident to such performance and compliance, provided that "Registration Expenses" shall not include underwriting discounts and selling commissions, non-accountable or accountable expense allowances, other brokerage fees and transfer taxes relating to the Registrable Shares. The Requesting Stockholders shall pay any underwriting discounts and selling commissions, non-accountable or accountable expense allowances, other brokerage fees and transfer taxes relating to the Registrable Shares, and any fees and expenses of any counsel to the Stockholders or any Stockholder.

     7.5. Indemnification and Contribution. In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this
Agreement, Buyer will indemnify and hold harmless the Stockholders selling Registrable Shares, each underwriter of such Registrable Shares, and each of their respective directors and officers, and each other person, if any, who controls such Stockholder or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages, or liabilities, joint or several, to which such Stockholder, underwriter, director, officer or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws, or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement (or any amendment or supplement thereto) under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus, or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement or prospectus, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and Buyer will reimburse such Stockholder, underwriter, and each such controlling person for its reasonable costs and expenses (including reasonable attorneys fees and expenses) in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that Buyer will not be liable in any such case to the extent that any such loss, claim, damage, or liability
(i) arises out of, or is based upon, any material untrue statement or omission made in such Registration Statement, preliminary prospectus, or final prospectus, or any such amendment or supplement in reliance upon, and in conformity with, information furnished to Buyer in writing, by or on behalf of any such Stockholder, underwriter, or controlling person, specifically for use in the preparation thereof or (ii) is based solely upon, failure to give or deliver a prospectus at, or prior to, written confirmation of sale.

     In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each Stockholder selling Registrable Shares will indemnify and hold harmless Buyer, each of its directors and officers and each underwriter (if any) and each person, if any, who controls
Buyer or any such underwriter within the meaning of the Securities Act or the Exchange Act,

(collectively, "Buyer Indemnitees") against any losses, claims, damages, or liabilities, to which Buyer, such directors and officers, underwriter, or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws, or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information relating to such Stockholder furnished in writing to Buyer by or on behalf of such Stockholder specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment, or supplement.

     Each party entitled to indemnification under this Section 7.5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and provided, further, that the failure of any Indemnified Party to give notice as provided herein, which failure is not prejudicial to the defense of such claim or litigation, shall not relieve the Indemnifying Party of its obligations under this Section 7.5. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay the fees and expenses of no more than one counsel to the Indemnified Party approved by the Indemnifying Party if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigations, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior consent of the Indemnifying Party, which consent shall be deemed to be given if not denied within five (5) days of the Indemnified Party's submission of a request for such consent.

     In order to provide for just and equitable contribution in circumstances under which the indemnity contemplated by Section 7.5 hereof is for any reason not available, the parties required to indemnify by the terms thereof shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement (collectively, "Losses") incurred by Buyer, any seller of Registrable Shares and one or more of the underwriters, except to the extent that contribution is not permitted under Section 11(f) of the Securities Act. In determining the amounts which the respective parties shall contribute, there shall be considered the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other hand in connection with statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission and any other equitable considerations appropriate under the circumstances. Buyer and each Person selling securities agree with each other that no seller of Registrable Shares shall be required to contribute any amount in excess of the amount such seller would have been required to pay to an Indemnified Party if the indemnity under Section 7.5 hereof were available. Buyer and each such seller agree with each other and the underwriters of the Registrable Shares, if requested by such underwriters, that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation. For purposes of this Section 7.5, each Person, if any, who controls an underwriter within the meaning of the Securities Act shall have the same rights to contribution as such underwriter, and each director and each officer of Buyer who signed the Registration Statement, and each Person, if any, who controls Buyer or a seller of Registrable Shares, shall have the same rights to contribution as Buyer or a seller of Registrable Shares, as the case may be. Notwithstanding anything herein the contrary, the rights and obligations contained in this Section 7.5 shall survive any termination of this Agreement.

     7.6. Indemnification with Respect to Underwritten Offering. In the event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering, Buyer agrees to enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of the securities being registered and customary covenants and agreements to be performed by such issuer, including without limitation customary provisions with respect to indemnification by Buyer of the underwriters of such offering.

     7.7. Information by Holder. Each holder of Registrable Shares included in any registration shall furnish to Buyer such information regarding such holder and the distribution proposed by such holder as Buyer may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 6. Buyer shall not be obligated to register any Registrable Shares pursuant to this Section 6 unless Buyer has first received the foregoing information with respect to the holder or holders thereof.

     7.8. "Lock-Up" Agreement. Each holder of Registrable Shares holding beneficial ownership of in excess of 2% of the outstanding shares of ABC Common Stock (calculated under Rule 13d-3 of the Exchange Act) agrees, to the extent reasonably requested in writing by Buyer in the event of a non-underwritten "rights" offering to all existing stockholders or to the extent reasonably requested in writing by an underwriter in the event of an underwritten offering as to which the holder of such Registrable Shares had the right to cause such Registrable Shares to be included, to execute a customary "lock-up" agreement to defer the sale or distribution of all Registrable Shares (other than (i) Registrable Shares included in any such offering and (ii) Shares proposed to be sold in a non-public sale, so long as the prospective purchaser of such Shares agrees in writing with the Buyer to be bound by the terms of this Agreement) for a period of time (not to exceed ninety (90) days) following the effective date of a registration statement of Buyer filed under the Securities Act, which agreement, in each such case, shall also bind the executive officers and directors of Buyer and the Major Stockholders and other stockholders holding more than two percent (2%) of the then-outstanding capital stock of Buyer, on terms and conditions substantially similar to those which shall apply to holders of Registrable Shares.

     8. Miscellaneous.

     8.1. Violative Agreement. Buyer represents and warrants that it has not entered into, and covenants that it shall not hereafter enter into, any agreement or arrangement with respect to its securities which violates or adversely effects the rights granted to the holders of Registrable Shares in this Agreement.

     8.2. Remedies. The parties hereto agree that if any party seeks to resolve any dispute arising under this Agreement pursuant to a legal proceeding, the prevailing party to such proceeding shall be entitled promptly to receive from the other party, the fees and expenses (including reasonable attorneys fees and expenses) incurred on the prevailing party's behalf in connection with such proceedings.

     8.3. Owners or Affiliates of Seller. Buyer acknowledges that the obligations and liabilities of Seller arising out of this Agreement or any other transaction contemplated hereby, whether arising before, on or after the Closing Date and whether known or unknown, actual, fixed, contingent or otherwise, shall not be binding upon, enforceable against or extend to the owners or Affiliates of Seller (other than owners or Affiliates who are Stockholders) and that its sole recourse is to the assets of Seller and not to the assets of the owners or Affiliates of Seller (other than owners or Affiliates who are Stockholders).

     8.4. Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Buyer and the Majority Stockholders; provided, however, if the rights of any holder of Shares is adversely affected, Buyer must obtain the written consent of such holder. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Shares then outstanding, each future holder of all such Shares, and Buyer.

     8.5. Obligations of Stockholders. By exercising any rights hereunder, each Stockholder shall be deemed to assume all obligations of a Stockholder hereunder as though such Stockholder were a signatory hereto. Buyer may require any Stockholder to execute an instrument whereby such Stockholder expressly assumes all obligations of such Stockholder hereunder as a condition precedent to any obligation of Buyer to such Stockholder hereunder.

     8.6. Entire Agreement; Modification. This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof, supersedes all existing agreements among them concerning such subject matter and may be modified only by a written instrument duly executed by each party hereto.

     8.7. Notices. Any notice given pursuant to this Agreement to any party hereto shall be deemed to have been duly given when mailed by registered or certified mail, return receipt requested, or by overnight courier, or when hand delivered as follows:

                    If to Seller, WCI, Sony or Stockholders:

                           The Columbia House Company
                           1221 Avenue of the Americas
                           New York, New York 10020-1090

                           Attention: General Counsel

                                      -and-

                           The Columbia House Company
                           1221 Avenue of the Americas
                           New York, New York 10020-1090

                           Attention:  Chief Financial Officer
                                    with a copy to:

                           Paul, Weiss, Rifkind, Wharton & Garrison
                           1285 Avenue of the Americas
                           New York, New York 10019-6064

                           Attention:  James H. Schwab, Esq.

                                    If to Buyer:

                           Audio Book Club, Inc.
                           20 Community Place
                           P.O. Box 2346
                           Morristown, New Jersey 07962-2346

                           Attention:  Michael Herrick, Co-CEO

                                      -and-

                           Audio Book Club, Inc.
                           2295 Corporate Blvd, N.W. Suite 222
                           P.O. Box 5010
                           Boca Raton, Florida 33431-0810

                           Attention:  Norton Herrick, Co-CEO

                                    with a copy to:

                           Werbel & Carnelutti
                           711 Fifth Avenue
                           New York, New York 10022

                           Attention:  Guy N. Molinari, Esq.

                                      -and-

                           Tenzer Greenblatt LLP
                           405 Lexington Avenue
                           New York, New York 10174

                           Attention:  Robert J. Mittman, Esq.

or at such other address as either such party shall from time to time designate by written notice, in the manner provided herein, to the other party hereto. All references to days in this Agreement shall be deemed to refer to calendar days, unless otherwise specified.

     8.8. Waiver. Any waiver must be in writing, and any waiver by any party of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of that provision or of any breach of any other provision of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions will not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

     8.9. Separability. If any provision of this Agreement is invalid, illegal or unenforceable, such provision shall be ineffective to the extent, but only to the extent of, such invalidity, illegality or unenforceability, without invalidating the remainder of such provision or the remaining provisions of this Agreement, unless such a construction would be unreasonable.

     8.10. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     8.11. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York. Each party hereto agrees that it shall bring any action or proceeding in respect of any claim arising out of or related to this Agreement or the transactions contained in or contemplated by this Agreement, whether in tort or contract or otherwise or at law or in equity, exclusively in the United States District Court for the Southern District of New York (the "Chosen Court") and (i) irrevocably submits to the exclusive jurisdiction of the Chosen Court, (ii) waives any objection to laying venue in any such action or proceeding in the Chosen Court and (iii) waives any objection that the Chosen Court is an inconvenient forum or does not have jurisdiction over any party hereto.

     8.12. Binding Effect. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their permitted successors and assigns.


                            [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                             THE COLUMBIA HOUSE COMPANY


                             By: /s/ Richard C. Wolter
                                -------------------------------
                                Name:   Richard C. Wolter
                                Title:  Chairman and Chief Executive Officer



                             WCI RECORD CLUB INC.


                             By: /s/ Fred Wistow
                                -------------------------------
                                Name:   Fred Wistow
                                Title:  Vice President and Secretary



                             SONY MUSIC ENTERTAINMENT INC.


                             By: /s/ Thomas Connolly
                                -------------------------------
                                Name:   Thomas Connolly
                                Title:  Senior Vice President and Comptroller


                             AUDIO BOOK CLUB, INC.


                             By: /s/ Norton Herrick
                                -------------------------------
                                Name:   Norton Herrick
                                Title:  Chairman and Chief Executive Officer

                                                                         ANNEX A



                          SHARES DISTRIBUTION SCHEDULE



                                             Closing Shares      Warrant Shares
                                             --------------      --------------

The Columbia House Company..........             225,000                0

WCI Record Club Inc.................             50,000              50,000

Sony Music Entertainment Inc........             50,000              50,000

                                                                         ANNEX B


                                December __, 1998



                            CONFIDENTIALITY AGREEMENT


[Prospective Holder of Registrable Shares]


         Re:  Registration and Shareholder Rights Agreement dated as of
              December __, 1998 among Audio Book Club, Inc., Fleet National Bank and International Nederladen (US) Capital Corporation

Dear Sirs:

     As a party to the above-referenced Registration and Shareholder Rights Agreement (the "Agreement"), we have agreed with Audio Book Club, Inc. (the "Company") pursuant to Section 7.3(g) of the Agreement to use reasonable precautions to keep confidential, except as otherwise provided therein, all non-public information identified by the Company as being confidential at the time the same is delivered to us pursuant to the Agreement.

     As provided in said Section 7.3(g) thereof, we are permitted to provide you, as a prospective holder of Registrable Shares (as defined in the Agreement), with certain of such non-public information subject to the execution and delivery by you, prior to receiving such non-public information, of a Confidentiality Agreement in this form. Such information will not be made available to you until your execution and return to us of this Confidentiality Agreement.

     Accordingly, in consideration of the foregoing, you agree (on behalf of yourself and each of your affiliates, directors, officers, employees and representatives) that (a) such information will not be used by you except in connection with the proposed purchase mentioned above and (b) you shall use reasonable precautions, in accordance with your customary procedures for handling confidential information and in accordance with safe and sound practices, to keep such information confidential, provided that nothing herein shall limit the disclosure of any such information (i) to the extent required by statute, rule, regulation or judicial process, (ii) to your counsel or to counsel for any of the holders of Registrable Shares, and (iii) to regulatory personnel, auditors or accountants; provided that in no event shall you be obligated to return any materials furnished to you pursuant to this Confidentiality Agreement.

     Would you please indicate your agreement to the foregoing by signing, at the place provided below, the enclosed copy of this Confidentiality Agreement.

                                        Very truly yours,

                                        [Stockholder]


                                        By:
                                           ------------------------------



The foregoing is agreed to
as of the date of this letter.

[Insert Name of Prospective
Holder of Registrable Shares]


By:
   -----------------------------